Exhibit 99.2

CONFERENCE CALL WEBCAST REPLAY

Replay of the conference call originally presented on March 4 2009, may be accessed from the ERF Wireless web site by going to “Investor Relations,: “Investor Events.”  A link to the replay is as follows:  http://investor.erfwireless.com/eventdetail.cfm?eventid=66005 ..  The replay of this webcast will be available for a period of one year.